Exhibit 1A-6A

EXHIBIT 1A-6A EMPLOYEE AGREEMENTS Dear Mark, Atlis Motor Vehicles is pleased to offer you the Full-Time position of CEO starting salary offered for this position is $200,000.00 per year, paid on the 15th and last day of each month. If either the 15th or last day of the month falls on a weekend or holiday, Atlis Motor Vehicles will pay out payroll on the earliest day preceding the intended date which payroll distributes. Direct deposit is available. Your start date with Atlis Motor Vehicles is on November 9, 2016. You will be granted 10,000,000 shares of common stock shares on your date of hire, November16, 2016. Atlis Motor Vehicles offers unlimited paid vacation and sick leave. Prior to taking paid vacation and sick leave, please coordinate with your direct manager or supervisor to ensure that all relevant tasks and deliverables are appropriately re-assigned or completed prior to departure for your time off. Please note that your employment with the Company is for no specified period and constitutes “at will” employment. As a result, you are free to resign at any time, for any reason or for no reason. Similarly, the Company is free to terminate its employment relationship with you at any time, with or without cause. On your first day of employment, you will be provided with additional information about the objectives and policies, benefit programs, and general employment conditions. To fulfill federal identification requirements, you should bring documentation to support your identity and eligibility to work in the United States. We are pleased to have you join the Atlis Motor Vehicles team! We look forward to working with you in the future and hope you will find your employment at Atlis Motor Vehicles a rewarding experience. ___________________________ Mark Hanchett PAGE 1 STOCK OPTION PLAN Of ATLIS MOTOR VEHICLES, INC. Dated and effective as of January 1, 2021 Section 1. PURPOSE 1.1 Purpose. The purpose of the Atlis Motor Vehicles, Inc. Stock Option Plan (the “Plan”) is to enable Atlis Motor Vehicles, Inc., a Delaware corporation (the “Company”), to better attract, retain, and incentivize key employees and/or consultants, through the potential to acquire equity ownership in the company on an ongoing basis. Section 2. DEFINITIONS 2.1 Definitions. Whenever the following capitalized words or phrases are used, the following definitions will be applicable throughout the Plan, unless specifically modified by any Section: (a) “1934 Act” means the Securities Exchange Act of 1934, as amended. (b) “Affiliate” means, with respect to any person, any other person directly or indirectly controlling, controlled by, or under common control with such other person. (c) “Award” means, individually or collectively, any Option. (d) “Board” means the board of directors of the Company. (e) “Change of Control Value” means the amount determined in accordance with Section 8.4. (f) “Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code will be deemed to include any amendments or successor provisions to such section and any regulations under such section. (g) “Committee” means a committee of the Board that is selected by the Board as provided in Section 4.1. (h) “Common Stock” means the common stock of the Company or any security into which such common stock may be changed by reason of any transaction or event of the type described in Section 8. (i) “Company” means Atlis Motor Vehicles, Inc., a Delaware corporation. PAGE 2 (j) “Consultant” means any person who is not an Employee and who is providing services to the Company or any Affiliate as an advisor, consultant, or other non-common law employee. (k) “Corporate Change” means either (i) the Company not continuing as the surviving entity in any merger, share exchange, or consolidation (or survives only as a subsidiary of an entity), (ii) within a 12 month period, the Company sells, leases, or exchanges, or agrees to sell, lease, or exchange, all or substantially all of its assets to any other person or entity, (iii) within a 12 month, period any person or entity, including a “group” as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company’s voting stock (based upon voting power), or (iv) at such time as the Company becomes a reporting company under the 1934 Act, as a result of or in connection with a contested election of Directors, the persons who were Directors of the Company before such election cease to constitute a majority of the Board; provided, however, that a Corporate Change will not include (A) any reorganization, merger, consolidation, sale, lease, exchange, or similar transaction, which involves solely the Company and one or more entities whollyowned, directly or indirectly, by the Company immediately prior to such event or (B) the consummation of any transaction or series of integrated transactions immediately following which the record holders of the voting stock of the Company immediately prior to such transaction or series of transactions continue to hold 50% or more of the voting stock (based upon voting power) of (1) any entity that owns, directly or indirectly, the stock of the Company, (2) any entity with which the Company has merged, or (3) any entity that owns an entity with which the Company has merged. (l) “Director” means (i) an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law who either is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date and (ii) for purposes of and relating to eligibility for the grant of an Award, an individual elected to the board of directors of any parent or subsidiary corporation (as defined in section 424 of the Code) of the Company. (m) “Employee or Consultant” means any person providing services to the Company as either an employee of or consultant to the Company or any subsidiary corporation (as defined in section 424 of the Code). (n) “External Valuation Event” means a capital raising or other event resulting in an independent valuation of the Company. (o) “External Valuation Price” means fair market value of a share of Common Stock, as determined in the External Valuation Event. (p) “Fair Market Value Price” means, as of any specified date, either the closing price of a share of Common Stock, if it is traded on the National Market System of the NASDAQ or a national securities exchange, or the closing crowd-funded price per share of Common Stock. (q) “Notice of Grant” means a written notification sent to the Optionee for each Award, outlining the main details of the Award. PAGE 3 (r) “Option” means an option to acquire one share of Common Stock, granted under this Plan. (s) “Optionee” means an Employee or Consultant who has been or is eligible to be granted an Award. (t) “Plan” means the Atlis Motor Vehicles, Inc. Stock Option Plan, as amended from time to time. (u) “Rule 16b-3” means SEC Rule 16b-3 promulgated under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation, or statute fulfilling the same or a similar function. (v) “Section 409A” means Section 409A of the Code. (w) “Strike Price” means the Fair Market Value Price, as determined as of the date of each Award, and is the Option exercise price. 2.2 Number and Gender. Wherever appropriate in the Plan, words used in the singular will be considered to include the plural, and words used in the plural will be considered to include the singular. The masculine gender, where appearing in the Plan, will be deemed to include the feminine gender. 2.3 Headings. The headings of Sections and Subsections in the Plan are included solely for convenience, and, if there is any conflict between such headings and the text of the Plan, the text will control. All references to Sections and Subsections are to this document unless otherwise indicated. Section 3. EFFECTIVE DATE AND DURATION OF THE PLAN 3.1 Effective Date. The Plan will become effective on the date above first written, after adoption of a duly authorized and executed resolution of the Board of Directors. 3.2 Duration of Plan. The Plan will remain in effect until all Options granted under the Plan have been exercised, forfeited, assumed, substituted, satisfied or expired. Section 4. ADMINISTRATION 4.1 Composition of Committee. The Plan will be administered by a committee of, and appointed by, the Board. In the absence of the Board’s appointment of such Committee to administer the Plan, the Board will serve as the Committee. Notwithstanding the foregoing, from and after the date upon which the Company becomes a “publicly held corporation” (as defined in section 162(m) of the Code and applicable interpretive authority under the Code), the Plan will be administered by a committee of, and appointed by, the Board that will be comprised solely of two or more outside Directors (within the meaning of the term “outside directors” as used in section 162(m) of the Code and applicable interpretive authority PAGE 4 under the Code and within the meaning of “Non-Employee Director” as defined in Rule 16b- 3). 4.2 Powers. Subject to the express provisions of the Plan, the Committee will have authority, in its discretion, to determine which Employees or Consultants will receive an Award, the time or times when such Award will be made, and the number of shares to be subject to each Option. In making such determinations, the Committee will take into account the nature of the services rendered by the respective Employees or Consultants, their present and potential contribution to the Company’s success, and such other factors as the Committee in its discretion will deem relevant. 4.3 Additional Powers. The Committee will have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, this will include the power (1) to construe the Plan and the respective agreements executed under the Plan, (2) to prescribe rules and regulations relating to the Plan, (3) to determine the terms, restrictions, and provisions of the agreement relating to each Award, and (4) to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any agreement relating to an Award in the manner and to the extent it will deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Section will be conclusive and binding on all persons. 4.4 Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or an Affiliate, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of this Plan. Members of the Committee and any officer or employee of the Company or an Affiliate acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination. Section 5. STOCK SUBJECT TO THE PLAN 5.1 Stock Offered. Subject to the limitations set forth in Section 5.2, the stock to be offered pursuant to the grant of an Award may be (1) authorized but unissued Common Stock or (2) previously issued and outstanding Common Stock reacquired by the Company. Any of such shares that remain unissued and are not subject to outstanding Awards at the termination of the Plan will cease to be subject to the Plan, but until termination of the Plan the Committee will at all times make available a sufficient number of shares to meet the requirements of the Plan. 5.2 Restrictions on Shares. Optionee hereby agrees that shares of Common Stock purchased upon the exercise of the Option shall be subject to such terms and conditions as the Board shall determine in its sole discretion, including, without limitation, restrictions on the transferability of shares, and a right of first refusal in favor of the Company with respect to permitted transfers of Shares. Such terms and conditions may, in the Board’s sole discretion, be contained in the exercise notice with respect to the Option or in such other PAGE 5 agreement as the Board shall determine and which the Optionee hereby agrees to enter into at the request of the Company. Section 6. GRANT OF AWARDS 6.1 Eligibility for Award. Awards may be granted only to persons who, at the time of grant, are Employees or Consultants. 6.2 Grant of Awards, Quarterly Issuance. (a) The Committee shall, as of the last day of each calendar quarter, or on the date of any equity event if during a quarter, grant Awards to one or more Employees or Consultants whom have been previously determined to be eligible for participation in the Plan in accordance with the provisions of Section 6.1. (b) The number of Options granted pursuant to a quarterly Award to a participating Optionee shall be equal to 30% of the cumulative cash compensation paid to the Employee or Consultant during the calendar quarter, or up to and including the date of any equity event if during a quarter, divided by the Fair Market Value Price on the last day of that quarter. (c) If an Employee or Consultant is no longer employed or otherwise providing services to the Company or an Affiliate as of the last day of a subject calendar quarter, no Award shall be made to such Employee or Consultant. (d) Discretionary or "True Up” Awards: At the sole discretion of the Committee, supplemental Award(s) may be granted to all Optionees in order to equalize discrepancies that may periodically arise between crowdfunding prices used to determine the amount of previous Awards versus prices determined through External Valuation Events. 6.3 Relinquishment of Prior Equity. All Optionees agree that entry into the plan, and any Award granted pursuant to this Plan, are both expressly conditioned upon the relinquishment, forfeiture, and cancellation of any and all right, title, or interest in any equity or common shares in the Company which were or may have been issued to them at any time prior to June 1, 2021, and agree unconditionally to hold the Company harmless with respect to the relinquishment, forfeiture, and cancellation of all such shares. At the sole discretion of the Committee, additional Award(s) may be granted as of the effective date of the Plan, in recognition of any relinquishment made by an Optionee pursuant to this Section 6.3. Section 7. STOCK OPTIONS 7.1 Option Period. The term of each Option will be as specified by the Committee at the date of grant. 7.2 Vesting. An Option will vest and/or be exercisable in whole or in part and at such times as determined by the Committee and set forth in the Notice of Grant. The Committee in its discretion may provide that an Option will be vested or exercisable upon (1) the attainment of one or more performance goals or targets established by the Committee, which are based on (i) the price of a share of Common Stock, (ii) the Company’s earnings per PAGE 6 share, (iii) the Company’s market share, (iv) the market share of a business unit of the Company designated by the Committee, (v) the Company’s sales, (vi) the sales of a business unit of the Company designated by the Committee, (vii) the net income (before or after taxes) of the Company or a business unit of the Company designated by the Committee, (viii) the cash flow return on investment of the Company or any business unit of the Company designated by the Committee, (ix) the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any business unit of the Company designated by the Committee, (x) the economic value added, or (xi) the return on stockholders’ equity achieved by the Company; (2) the Optionee’s continued employment as an Employee with the Company or continued service as a Consultant for a specified period of time; (3) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion; or (4) a combination of any of the foregoing. Each Option may, in the discretion of the Committee, have different provisions with respect to vesting and/or exercise of the Option. 7.3 Notice of Grant. (a) Each Award to an Optionee will be evidenced by a Notice of Grant in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time will approve. The terms and conditions of the Options and respective Notices of Grant need not be identical. Subject to the consent of the Optionee, the Committee may, in its sole discretion, amend an outstanding Notice of Grant from time to time in any manner that is not inconsistent with the provisions of the Plan (including, without limitation, an amendment that accelerates the time at which the Option, or a portion of the Option, may be exercisable). (b) The Notice of Grant will indicate, at a minimum, (1) the effective date of the Award, (2) the Fair Market Value Price, on such date, of the Common Stock which would be acquired upon exercise of the Options; (3) the Strike Price (exercise price) of the Options; (4) the vesting schedule, if any; and (5) the expiration date, if any. (c) An Option Agreement may provide for the payment of the Strike Price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a fair market value equal to such Strike Price. Moreover, an Option Agreement may provide for a “cashless exercise” of the Option through procedures satisfactory to, and approved by and in the sole discretion of, the Committee. Generally, and without limiting the Committee’s absolute discretion, a “cashless exercise” will only be permitted at such times in which the shares underlying this Option are publicly traded. 7.4 Option Price. The Strike Price at which a share of Common Stock may be purchased upon exercise of an Option shall equal the Fair Market Value Price. 7.5 Exercise of Option. (a) The Option shall be exercisable cumulatively according to the vesting schedule, if any, set out in the Notice of Grant. If the Notice of Grant indicates that the Option is fully vested upon grant, such Option may be exercised at any time, subject to any other applicable restrictions. PAGE 7 (b) The Option may not be exercised for a fraction of a Common Stock. (c) In the event that the Optionee ceases to be an Employee or Consultant, the exercisability of this Option is governed by Sections 7.8 below, subject to the limitations contained in this Section 7.5. (d) In no event may the Option be exercised after the expiration date set forth in the Notice of Grant. (e) The Option shall be exercisable by written notice to the Company. The Exercise Notice shall state the number of Common Stock for which the Option is being exercised, and such other representations and agreements with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other authorized representative of the Company. The Exercise Notice shall be accompanied by payment of the Exercise Price, including payment of any applicable withholding tax. No Common Stock shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all relevant provisions of law and the requirements of any stock exchange upon which the shares may then be listed. Assuming such compliance, for income tax purposes the shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such shares. (f) The Option may not be exercised until the Plan has been approved by the Directors and, if required under applicable law and the Company’s governing documents, the stockholders of the Company. If the issuance of Common Stock upon such exercise or if the method of payment for such Common Stock would constitute a violation of any applicable federal or state securities or other law or regulation, then the Option may also not be exercised. The Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation before allowing the Option to be exercised. (g) Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the “Securities Act”), Optionee shall not sell or otherwise transfer any Common Stock or other securities of the Company during the 180 day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such shares. Notwithstanding the foregoing, the 180-day period may be extended for up to such number of additional days as is deemed necessary by the Company or the PAGE 8 Managing Underwriter to continue coverage by research analysts in accordance with NASD Rule 2711 or any successor rule. 7.6 Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash; (b) check; (c) with the consent of the Board, a full recourse promissory note bearing interest (at no less than such rate as is a market rate of interest and which then precludes the imputation of interest under the Code), payable upon such terms as may be prescribed by the Board and structured to comply with applicable laws; (d) with the consent of the Board, property of any kind which constitutes good and valuable consideration; (e) following any Public Offering, with the consent of the Board, delivery of a notice that the Optionee has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate Exercise Price; provided, that payment of such proceeds is then made to the Company upon settlement of such sale; or (f) with the consent of the Board, any combination of the foregoing methods of payment. 7.7 Stockholder Rights and Privileges. The Optionee will be entitled to all the privileges and rights of a stockholder only with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Optionee’s name. 7.8 Option Following Cessation of Services (a) If Optionee ceases to be an Employee or Consultant (other than by reason of Optionee’s death or disability), Optionee may exercise the Option until the expiration date set out in the Notice of Grant, to the extent the Option was vested on the date on which Optionee ceases to be an Employee or Consultant. To the extent that the Option is not vested on the date on which Optionee ceases to be an Employee or Consultant, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate. (b) If Optionee ceases to be an Employee or Consultant as a result of his or her death or disability, Optionee may exercise the Option to the extent the Option was vested at the date on which Optionee ceases to be an Employee or Consultant, but only within twelve (12) months from such date (and in no event later than the expiration date of the term of this Option as set forth in the Notice of Grant). To the extent that the Option is not vested at the date on which Optionee ceases to be an Employee or Consultant, or if Optionee does not PAGE 9 exercise such Option within the time specified herein, the Option shall terminate. Section 8. RECAPITALIZATION OR REORGANIZATION 8.1 No Effect on Board’s or Stockholders’ Power. The existence of the Plan and the Awards granted under the Plan will not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (1) any adjustment, recapitalization, reorganization, or other change in the Company’s capital structure or its business, (2) any merger, share exchange, or consolidation of the Company or any subsidiary, (3) any issue of debt or equity securities ranking senior to or affecting Common Stock or the rights of Common Stock, (4) the dissolution or liquidation of the Company or any subsidiary, (5) any sale, lease, exchange, or other disposition of all or any part of the Company’s assets or business, or (6) any other corporate act or proceeding. 8.2 Adjustment in the Event of Stock Subdivision, Consolidation, or Dividend. The shares with respect to which Options may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company will effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Option may thereafter be exercised (1) in the event of an increase in the number of outstanding shares, will be proportionately increased, and the purchase price per share will be proportionately reduced, and (2) in the event of a reduction in the number of outstanding shares, will be proportionately reduced, and the purchase price per share will be proportionately increased, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions. No fractional share resulting from such adjustment shall be issued under the Plan. 8.3 Adjustment in the Event of Recapitalization or Corporate Change. (a) If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a “recapitalization”), the number and class of shares of Common Stock covered by an Option theretofore granted will be adjusted so that such Option will thereafter cover the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Optionee had been the holder of record of the number of shares of Common Stock then covered by such Option. (b) If a Corporate Change occurs, then no later than (1) 10 days after the approval by the stockholders of the Company of a Corporate Change, other than a Corporate Change resulting from a person or entity acquiring or gaining ownership or control of more than 50% of the outstanding shares of the Company’s voting stock, or (2) 30 days after a Corporate Change resulting from a person or entity acquiring or gaining ownership or control of more than 50% of the outstanding shares of the Company’s voting stock, the Committee, acting in its sole discretion and without the consent or approval of any Optionee, will effect one or more of the following alternatives, which alternatives may vary among individual Optionees and which may vary among Options held by any individual Optionee: PAGE 10 (i) Accelerate the vesting of any Options (or any portion of any Option) then outstanding; (ii) Accelerate the time at which some or all of the Options (or any portion of the Options) then outstanding may be exercised so that such Options (or any portion of such Options) may be exercised for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Optionees under such Options will terminate; (iii) Require the mandatory surrender to the Company by selected Optionees of some or all of the outstanding Options (or any portion of such Options) held by such Optionees (irrespective of whether such Options (or any portion of such Options) are then vested or exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee will then cancel such Options (or any portion of such Options) and cause the Company to pay each Optionee an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares; (iv) Make such adjustments to Options (or any portion of such Options) then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to one or more Options (or any portion of such Options) then outstanding); or (v) Provide that the number and class of shares of Common Stock covered by an Option (or any portion of such Option) theretofore granted will be adjusted so that such Option will thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation, or sale of assets or dissolution if, immediately prior to such merger, consolidation, or sale of assets or dissolution, the Optionee had been the holder of record of the number of shares of Common Stock then covered by such Option. 8.4 Change of Control Value. For purposes of Section 8.3(b)(iii) above, the “Change of Control Value” will equal the amount determined in one of the following clauses, whichever is applicable: (a) The per share price offered to stockholders of the Company in any such merger, consolidation, sale of assets, or dissolution transaction; (b) The price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place; or (c) If such Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the PAGE 11 Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to stockholders of the Company in any transaction described in this Section 8.4 or in Section 8.3, above, consists of anything other than cash, the Committee will determine in its discretion the fair cash equivalent of the portion of the consideration offered that is other than cash. 8.5 Other Adjustments. In the event of changes in the outstanding Common Stock by reason of recapitalizations, mergers, consolidations, reorganizations, liquidations, combinations, split-ups, split-offs, spin-offs, exchanges, issuances of rights or warrants, or other relevant changes in capitalization or distributions to the holders of Common Stock occurring after the date of grant of any Award and not otherwise provided for by this Section, (1) such Award and any agreement evidencing such Award will be appropriately adjusted by the Committee as to the number and price of shares of Common Stock or other consideration subject to such Award, without changing the aggregate purchase price or value as to which outstanding Awards remain, and (2) the aggregate number of shares available under the Plan and the maximum number of shares that may be subject to Awards to any one individual will be appropriately adjusted by the Committee, whose determination will be conclusive and binding on all parties. 8.6 Stockholder Action. If any event giving rise to an adjustment provided for in this Section requires stockholder action, such adjustment will not be effective until such stockholder action has been taken. 8.7 Adjustment upon Certain External Valuation Events. (a) In the event that the External Valuation Price is less than the Strike Price of any previous Award, additional Options shall be granted to the Optionees in accordance with Section 8.7(b). If the External Valuation Price is greater than the Strike Price, there will be no adjustment. (b) Awards pursuant to this Section 8.7 shall grant a number of additional Options calculated as follows: the excess of the Strike Price over the External Valuation Price, divided by the External Valuation Price. 8.8 Section 409A, No non-compliant Awards or Adjustment(s). The Company intends that all Awards will be in strict compliance with the requirements of Section 409A of the Code, meaning that Awards will not give rise to a taxable event as of the date of grant. No adjustments or supplemental Awards shall be granted by the Committee that would subject an Award to income taxation pursuant to Section 409A. For the removal of doubt, no Options shall be granted that could be construed as being “in the money” as of the date of grant, meaning no economic benefit would be derived by an Optionee through the exercise of the options immediately after they are granted. Section 9. AMENDMENT AND TERMINATION OF THE PLAN 9.1 Termination of Plan. The Board in its discretion may terminate the PAGE 12 Plan at any time with respect to any shares of Common Stock for which Awards have not theretofore been granted. 9.2 Amendment of Plan. The Board will have the right to alter or amend the Plan or any part of the Plan from time to time; provided that no change in any Award theretofore granted may be made that would impair the rights of the Optionee without the consent of the Optionee; and provided, further, that the Board may not, without approval of the stockholders, amend the Plan to (1) increase the maximum aggregate number of shares that may be issued under the Plan, (2) change the class of individuals eligible to receive Awards under the Plan, or (3) otherwise modify the Plan in a manner that would require shareholder approval under applicable exchange rules and under the Code. Section 10. MISCELLANEOUS 10.1 No Right To An Award. Neither the adoption of the Plan nor any action of the Board or of the Committee will be deemed to give an Employee or Consultant any right to be granted an Option, or any other rights under the Plan except as may be evidenced by an Option Agreement or Notice of Grant, and then only to the extent and on the terms and conditions expressly set forth in such Agreement. 10.2 Unfunded Plan. The Plan will be unfunded. The Company will not be required to establish any special or separate fund or to make any other segregation of funds or assets to insure the payment of any Award. 10.3 No Employment/Consulting/Membership Rights Conferred. Nothing contained in the Plan will (1) confer upon any Employee or Consultant any right with respect to continuation of employment or of a consulting, advisory, or other non-common law relationship with the Company or any subsidiary or (2) interfere in any way with the right of the Company or any subsidiary to terminate any Employee’s employment or any Consultant’s consulting, advisory, or other non-common law relationship at any time. 10.4 Compliance with Other Laws. The Company will not be obligated to issue any Common Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules, or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel to the Company, there is no exemption from the registration requirements of such laws, rules, or regulations available for the issuance and sale of such shares. No fractional shares of Common Stock will be delivered, nor will any cash in lieu of fractional shares be paid. 10.5 Withholding. The Company will have the right to deduct or cause to be deducted in connection with all Awards any taxes required by law to be withheld and to require any payments required to satisfy applicable withholding obligations. 10.6 No Restriction on Corporate Action. Nothing contained in the Plan will be construed to prevent the Company or any subsidiary from taking any corporate action PAGE 13 that is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Consultant, beneficiary, or other person will have any claim against the Company or any subsidiary as a result of any such action. 10.7 Restrictions on Transfer. An Award will not be transferable otherwise than (1) by will or the laws of descent and distribution or (2) with the consent of the Committee. 10.8 Severability. If one or more provisions of the Plan are held to be unenforceable under applicable laws, then (i) such provision shall be excluded from this Plan, (ii) the balance of the Plan shall be interpreted as if such provision were so excluded and (iii) the balance of the Plant shall be enforceable in accordance with its terms. 10.9 Governing Law. The Plan will be construed in accordance with the laws of the state of Delaware. Acknowledged as of the date first above written: ATLIS MOTOR VEHICLES, INC. OPTIONEE By:______________________ By:______________________ Name:____________________ Name:____________________ Title:_____________________ Annie Pratt President Mark Hanchett ATLIS MOTOR VEHICLES, INC. NOTICE OF STOCK OPTION GRANT Pursuant to its Stock Option Plan, as amended from time to time (the “Plan”), Atlis Motor Vehicles, Inc. a Delaware corporation (the “Company”), grants to Mark Hanchett (“Optionee”), an option to purchase a number of shares of the Company’s Common Stock as set forth in detail below pursuant to the terms and conditions of the Plan. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein. Optionee: Mark Hanchett Date of Grant: August 24, 2021 Total Number of Shares Acquirable: 30,103,676 Fair Market Value of Shares on Date of Grant: $8.24 Strike Price: $8.24 Total Strike Price: $248,054,290.24 Vesting : - 17,803,676 options vest on 8/24/21 - 300,000 options vesting monthly on the first of the month starting 9/1/21 through 12/1/24 Expiration Date: January 1, 2100 Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof. Optionee specifically acknowledges that he or she has relinquished any and all rights, title or interest in any equity in the Company which may have been issued to him or her at any time prior to January 1, 2021. Optionee hereby accepts this Option subject to all of the terms and provisions of the Plan. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below. Acknowledged: ATLIS MOTOR VEHICLES, INC. THE OPTIONEE By:______________________ By:______________________ Name: Annie Pratt Name: Mark Hanchett Title: President ATLIS MOTOR VEHICLES INC. 1828 N Higley Rd. #116 MESA, Arizona, 85205 FORM OF ASSIGNMENT OF STOCK THIS ASSIGNMENT OF STOCK (this “Agreement”) is made and entered into as of 8/27/2021, by and between Atlis Motor Vehicles Inc. (“Assignor”) and Mark Hanchett (“Assignee”). RECITALS WHEREAS, Assignor is the owner and holder of 17,803,675 shares of Class D common stock, par value $.0001 per share (the “Shares”), of Atlis Motor Vehicles Inc, a Delaware company (the “Company”); and WHEREAS, Assignor wishes to convey 17,803,675 Class D Shares (the “Conveyed Shares”) to Assignee. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows: 1. Recitals. The recitals contained hereinabove are acknowledged by the parties as being true and correct and are incorporated by reference herein. 2. Assignment. Assignor hereby assigns, sells, conveys, transfers and sets over unto Assignee, its successors and assigns, all right, title and interest of Assignor in and to the Conveyed Shares, free and clear of all liens, claims, charges and encumbrances, other than any encumbrances arising from security interests granted by Assignee to Assignor in connection with the conveyance of the Conveyed Shares, as more fully set forth herein. Assignor hereby represents and warrants to Assignee that (i) Assignor is the sole legal and beneficial owner of the Conveyed Shares, (ii) Assignor owns the Conveyed Shares free and clear of all liens, claims, charges and encumbrances, and (iii) Assignor has the full power and authority to assign, sell, convey, transfer and set over to Assignee all of Assignor’s right, title and interest in and to the Conveyed Shares, and no approval or consent of any person, court or other governmental authority or agency is required in connection with this Agreement. 3. General Provisions. (a) Entire Agreement. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and the transactions contemplated herein and supersedes all prior understandings and agreements (oral and written) of the parties with respect to the subject matter hereof. (b) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible. (c) Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona applicable to contracts made and to be performed in that State. Venue of any action arising out of this Agreement shall lie exclusively in Maricopa County, Arizona. (d) Further Actions. Assignor agrees to execute such addition documents, stock powers and letters of direction as may be necessary to effect the assignment contemplated hereby. {Signature Page to Follow} IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be duly executed as of the date first above written. ASSIGNOR: ASSIGNEE: Annie Pratt, President, Director Mark Hanchett, Chief Executive Officer, Chairman a lulir Dear Annie, Atlis Motor Vehicles is pleased to offer you the Full-Time position of Chief of Staff starting salary offered for this position is $105,000.00 per year, paid on the 15th and last day of each month. If either the 15th or last day of the month falls on a weekend or holiday, Atlis Motor Vehicles will pay out payroll on the earliest day preceding the intended date which payroll distributes. Direct deposit is available. Your start date with Atlis Motor Vehicles is on December 29, 2019. Stock Compensation: • 1,075,674 shares issued January 1, 2020 • 48,488 shares issued monthly for the next 34 months Atlis Motor Vehicles offers unlimited paid vacation and sick leave. Prior to taking paid vacation and sick leave, please coordinate with your direct manager or supervisor to ensure that all relevant tasks and deliverables are appropriately re-assigned or completed prior to departure for your time off. Atlis Motor Vehicles offers health insurance through Blue Cross Blue Shield Arizona. Atlis Motor Vehicles does not currently have a retirement plan. Atlis Motor Vehicles is expected to begin offering retirement plans in 2020. Please note that your employment with the Company is for no specified period, and constitutes “at will” employment. As a result, you are free to resign at any time, for any reason or for no reason. Similarly, the Company is free to terminate its employment relationship with you at any time, with or without cause. On your first day of employment, you will be provided with additional information about the objectives and policies, benefit programs, and general employment conditions. To fulfill federal identification requirements, you should bring documentation to support your identity and eligibility to work in the United States. We are pleased to have you join the Atlis Motor Vehicles team! If you have any questions, please do not hesitate to contact us at mark@atlismotorvehicles.com . We look forward to working with you in the future, and hope you will find your employment at Atlis Motor Vehicles a rewarding experience. ___________________________ __________________________ Mark Hanchett – CEO Annie Pratt A,rl!!,s Employee Status Change Form Employee Name: ____________________________________________ Social Security #: _____________________ Address: __________________________________________________________________________________________ Location: ___________________________________________ Position: ___________________________________ Effective Date: ______/______/______ Date of Birth: ______/______/______ E-mail: ___________________________ Employee Status Type of Change: New Hire Rehire Employee Status Change Regular Full Time (30 hours or more) Hours per week: _________ Regular Part Time (29 hours or less) Hours per week: _________ Temporary (Short Term) Hours per week: _________ On Call (As Needed) Salary Establishment/Change Type of Change: New Hire Merit Increase Promotion Other ___________________________ Current Pay Rate: $____________________ per hour per year New Pay Rate: $____________________ per hour per year Exempt (Salaried) Non-Exempt (Hourly) Status Change Location Change (Transfer) From_______________________________ To ________________________________ Position Change From_______________________________ To ________________________________ Leave of Absence From_______________________________ To ________________________________ Other _______________________________________________________________________ Termination of Employment * Please complete a Work History Form for Pension Last Working Day: ______/______/______ Eligible for rehire? Yes No (if no, list reason) _______________________________________________________________ Select ONE reason for separation: Voluntary: Dissatisfied w/ job or company Retirement School No Call/No Show Better job/pay/benefits/hours Medical-self or family Relocating Family issues Other________________________________________________ Involuntary: Poor performance Gross Misconduct Attendance/Tardiness Unqualified for job Violation of company policy/procedure Unprofessional conduct Other________________________________________________ Remarks:____________________________________________________________________________________________________ ____________________________________________________________________________________________________________ Parish/School/Agency Signature:_______________________________________________________ Date:_______________________ Fax Original to Diocese of Tucson – HR Dept. (520) 838-2583 Revised: 06/22/2010 Termination of Employment Em p loyee Sig n ag u re Company Signature 200,000 4 03/01/2020 03/03/1992 Anne Peabody Pratt ###-##-#### AZ 4 Scottsdale 40 7433 E Princeton Ave 4 130,000 03/10/2020 85257 Chief of Staff 4 Atlis HQ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ Employee Status Change Form Employee Name: ____________________________________________ Social Security #: _____________________ Address: __________________________________________________________________________________________ Location: ___________________________________________ Position: ___________________________________ Effective Date: ______/______/______ Date of Birth: ______/______/______ E-mail: ___________________________ Employee Status Type of Change: New Hire Rehire Employee Status Change Regular Full Time (30 hours or more) Hours per week: _________ Regular Part Time (29 hours or less) Hours per week: _________ Temporary (Short Term) Hours per week: _________ On Call (As Needed) Salary Establishment/Change Type of Change: New Hire Merit Increase Promotion Other ___________________________ Current Pay Rate: $____________________ per hour per year New Pay Rate: $____________________ per hour per year Exempt (Salaried) Non-Exempt (Hourly) Status Change Location Change (Transfer) From_______________________________ To ________________________________ Position Change From_______________________________ To ________________________________ Leave of Absence From_______________________________ To ________________________________ Other _______________________________________________________________________ Termination of Employment * Please complete a Work History Form for Pension Last Working Day: ______/______/______ Eligible for rehire? Yes No (if no, list reason) _______________________________________________________________ Select ONE reason for separation: Voluntary: Dissatisfied w/ job or company Retirement School No Call/No Show Better job/pay/benefits/hours Medical-self or family Relocating Family issues Other________________________________________________ Involuntary: Poor performance Gross Misconduct Attendance/Tardiness Unqualified for job Violation of company policy/procedure Unprofessional conduct Other________________________________________________ Remarks:____________________________________________________________________________________________________ ____________________________________________________________________________________________________________ Parish/School/Agency Signature:_______________________________________________________ Date:_______________________ Fax Original to Diocese of Tucson – HR Dept. (520) 838-2583 Revised: 06/22/2010 Termination of Employment Em p loyee Sig n ag u re Company Signature 04/08/2020 03/03/1992 Anne Peabody Pratt ###-##-#### 7433 E Princeton Ave Scottsdale AZ 200000 04/08/2020 85257 President 4 Atlis HQ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ - UMPitk □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ □ ~ PAGE 1 STOCK OPTION PLAN Of ATLIS MOTOR VEHICLES, INC. Dated and effective as of January 1, 2021 Section 1. PURPOSE 1.1 Purpose. The purpose of the Atlis Motor Vehicles, Inc. Stock Option Plan (the “Plan”) is to enable Atlis Motor Vehicles, Inc., a Delaware corporation (the “Company”), to better attract, retain, and incentivize key employees and/or consultants, through the potential to acquire equity ownership in the company on an ongoing basis. Section 2. DEFINITIONS 2.1 Definitions. Whenever the following capitalized words or phrases are used, the following definitions will be applicable throughout the Plan, unless specifically modified by any Section: (a) “1934 Act” means the Securities Exchange Act of 1934, as amended. (b) “Affiliate” means, with respect to any person, any other person directly or indirectly controlling, controlled by, or under common control with such other person. (c) “Award” means, individually or collectively, any Option. (d) “Board” means the board of directors of the Company. (e) “Change of Control Value” means the amount determined in accordance with Section 8.4. (f) “Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code will be deemed to include any amendments or successor provisions to such section and any regulations under such section. (g) “Committee” means a committee of the Board that is selected by the Board as provided in Section 4.1. (h) “Common Stock” means the common stock of the Company or any security into which such common stock may be changed by reason of any transaction or event of the type described in Section 8. (i) “Company” means Atlis Motor Vehicles, Inc., a Delaware corporation. PAGE 2 (j) “Consultant” means any person who is not an Employee and who is providing services to the Company or any Affiliate as an advisor, consultant, or other non-common law employee. (k) “Corporate Change” means either (i) the Company not continuing as the surviving entity in any merger, share exchange, or consolidation (or survives only as a subsidiary of an entity), (ii) within a 12 month period, the Company sells, leases, or exchanges, or agrees to sell, lease, or exchange, all or substantially all of its assets to any other person or entity, (iii) within a 12 month, period any person or entity, including a “group” as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company’s voting stock (based upon voting power), or (iv) at such time as the Company becomes a reporting company under the 1934 Act, as a result of or in connection with a contested election of Directors, the persons who were Directors of the Company before such election cease to constitute a majority of the Board; provided, however, that a Corporate Change will not include (A) any reorganization, merger, consolidation, sale, lease, exchange, or similar transaction, which involves solely the Company and one or more entities whollyowned, directly or indirectly, by the Company immediately prior to such event or (B) the consummation of any transaction or series of integrated transactions immediately following which the record holders of the voting stock of the Company immediately prior to such transaction or series of transactions continue to hold 50% or more of the voting stock (based upon voting power) of (1) any entity that owns, directly or indirectly, the stock of the Company, (2) any entity with which the Company has merged, or (3) any entity that owns an entity with which the Company has merged. (l) “Director” means (i) an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law who either is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date and (ii) for purposes of and relating to eligibility for the grant of an Award, an individual elected to the board of directors of any parent or subsidiary corporation (as defined in section 424 of the Code) of the Company. (m) “Employee or Consultant” means any person providing services to the Company as either an employee of or consultant to the Company or any subsidiary corporation (as defined in section 424 of the Code). (n) “External Valuation Event” means a capital raising or other event resulting in an independent valuation of the Company. (o) “External Valuation Price” means fair market value of a share of Common Stock, as determined in the External Valuation Event. (p) “Fair Market Value Price” means, as of any specified date, either the closing price of a share of Common Stock, if it is traded on the National Market System of the NASDAQ or a national securities exchange, or the closing crowd-funded price per share of Common Stock. (q) “Notice of Grant” means a written notification sent to the Optionee for each Award, outlining the main details of the Award. PAGE 3 (r) “Option” means an option to acquire one share of Common Stock, granted under this Plan. (s) “Optionee” means an Employee or Consultant who has been or is eligible to be granted an Award. (t) “Plan” means the Atlis Motor Vehicles, Inc. Stock Option Plan, as amended from time to time. (u) “Rule 16b-3” means SEC Rule 16b-3 promulgated under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation, or statute fulfilling the same or a similar function. (v) “Section 409A” means Section 409A of the Code. (w) “Strike Price” means the Fair Market Value Price, as determined as of the date of each Award, and is the Option exercise price. 2.2 Number and Gender. Wherever appropriate in the Plan, words used in the singular will be considered to include the plural, and words used in the plural will be considered to include the singular. The masculine gender, where appearing in the Plan, will be deemed to include the feminine gender. 2.3 Headings. The headings of Sections and Subsections in the Plan are included solely for convenience, and, if there is any conflict between such headings and the text of the Plan, the text will control. All references to Sections and Subsections are to this document unless otherwise indicated. Section 3. EFFECTIVE DATE AND DURATION OF THE PLAN 3.1 Effective Date. The Plan will become effective on the date above first written, after adoption of a duly authorized and executed resolution of the Board of Directors. 3.2 Duration of Plan. The Plan will remain in effect until all Options granted under the Plan have been exercised, forfeited, assumed, substituted, satisfied or expired. Section 4. ADMINISTRATION 4.1 Composition of Committee. The Plan will be administered by a committee of, and appointed by, the Board. In the absence of the Board’s appointment of such Committee to administer the Plan, the Board will serve as the Committee. Notwithstanding the foregoing, from and after the date upon which the Company becomes a “publicly held corporation” (as defined in section 162(m) of the Code and applicable interpretive authority under the Code), the Plan will be administered by a committee of, and appointed by, the Board that will be comprised solely of two or more outside Directors (within the meaning of the term “outside directors” as used in section 162(m) of the Code and applicable interpretive authority PAGE 4 under the Code and within the meaning of “Non-Employee Director” as defined in Rule 16b- 3). 4.2 Powers. Subject to the express provisions of the Plan, the Committee will have authority, in its discretion, to determine which Employees or Consultants will receive an Award, the time or times when such Award will be made, and the number of shares to be subject to each Option. In making such determinations, the Committee will take into account the nature of the services rendered by the respective Employees or Consultants, their present and potential contribution to the Company’s success, and such other factors as the Committee in its discretion will deem relevant. 4.3 Additional Powers. The Committee will have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, this will include the power (1) to construe the Plan and the respective agreements executed under the Plan, (2) to prescribe rules and regulations relating to the Plan, (3) to determine the terms, restrictions, and provisions of the agreement relating to each Award, and (4) to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any agreement relating to an Award in the manner and to the extent it will deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Section will be conclusive and binding on all persons. 4.4 Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or an Affiliate, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of this Plan. Members of the Committee and any officer or employee of the Company or an Affiliate acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination. Section 5. STOCK SUBJECT TO THE PLAN 5.1 Stock Offered. Subject to the limitations set forth in Section 5.2, the stock to be offered pursuant to the grant of an Award may be (1) authorized but unissued Common Stock or (2) previously issued and outstanding Common Stock reacquired by the Company. Any of such shares that remain unissued and are not subject to outstanding Awards at the termination of the Plan will cease to be subject to the Plan, but until termination of the Plan the Committee will at all times make available a sufficient number of shares to meet the requirements of the Plan. 5.2 Restrictions on Shares. Optionee hereby agrees that shares of Common Stock purchased upon the exercise of the Option shall be subject to such terms and conditions as the Board shall determine in its sole discretion, including, without limitation, restrictions on the transferability of shares, and a right of first refusal in favor of the Company with respect to permitted transfers of Shares. Such terms and conditions may, in the Board’s sole discretion, be contained in the exercise notice with respect to the Option or in such other PAGE 5 agreement as the Board shall determine and which the Optionee hereby agrees to enter into at the request of the Company. Section 6. GRANT OF AWARDS 6.1 Eligibility for Award. Awards may be granted only to persons who, at the time of grant, are Employees or Consultants. 6.2 Grant of Awards, Quarterly Issuance. (a) The Committee shall, as of the last day of each calendar quarter, or on the date of any equity event if during a quarter, grant Awards to one or more Employees or Consultants whom have been previously determined to be eligible for participation in the Plan in accordance with the provisions of Section 6.1. (b) The number of Options granted pursuant to a quarterly Award to a participating Optionee shall be equal to 30% of the cumulative cash compensation paid to the Employee or Consultant during the calendar quarter, or up to and including the date of any equity event if during a quarter, divided by the Fair Market Value Price on the last day of that quarter. (c) If an Employee or Consultant is no longer employed or otherwise providing services to the Company or an Affiliate as of the last day of a subject calendar quarter, no Award shall be made to such Employee or Consultant. (d) Discretionary or "True Up” Awards: At the sole discretion of the Committee, supplemental Award(s) may be granted to all Optionees in order to equalize discrepancies that may periodically arise between crowdfunding prices used to determine the amount of previous Awards versus prices determined through External Valuation Events. 6.3 Relinquishment of Prior Equity. All Optionees agree that entry into the plan, and any Award granted pursuant to this Plan, are both expressly conditioned upon the relinquishment, forfeiture, and cancellation of any and all right, title, or interest in any equity or common shares in the Company which were or may have been issued to them at any time prior to June 1, 2021, and agree unconditionally to hold the Company harmless with respect to the relinquishment, forfeiture, and cancellation of all such shares. At the sole discretion of the Committee, additional Award(s) may be granted as of the effective date of the Plan, in recognition of any relinquishment made by an Optionee pursuant to this Section 6.3. Section 7. STOCK OPTIONS 7.1 Option Period. The term of each Option will be as specified by the Committee at the date of grant. 7.2 Vesting. An Option will vest and/or be exercisable in whole or in part and at such times as determined by the Committee and set forth in the Notice of Grant. The Committee in its discretion may provide that an Option will be vested or exercisable upon (1) the attainment of one or more performance goals or targets established by the Committee, which are based on (i) the price of a share of Common Stock, (ii) the Company’s earnings per PAGE 6 share, (iii) the Company’s market share, (iv) the market share of a business unit of the Company designated by the Committee, (v) the Company’s sales, (vi) the sales of a business unit of the Company designated by the Committee, (vii) the net income (before or after taxes) of the Company or a business unit of the Company designated by the Committee, (viii) the cash flow return on investment of the Company or any business unit of the Company designated by the Committee, (ix) the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any business unit of the Company designated by the Committee, (x) the economic value added, or (xi) the return on stockholders’ equity achieved by the Company; (2) the Optionee’s continued employment as an Employee with the Company or continued service as a Consultant for a specified period of time; (3) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion; or (4) a combination of any of the foregoing. Each Option may, in the discretion of the Committee, have different provisions with respect to vesting and/or exercise of the Option. 7.3 Notice of Grant. (a) Each Award to an Optionee will be evidenced by a Notice of Grant in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time will approve. The terms and conditions of the Options and respective Notices of Grant need not be identical. Subject to the consent of the Optionee, the Committee may, in its sole discretion, amend an outstanding Notice of Grant from time to time in any manner that is not inconsistent with the provisions of the Plan (including, without limitation, an amendment that accelerates the time at which the Option, or a portion of the Option, may be exercisable). (b) The Notice of Grant will indicate, at a minimum, (1) the effective date of the Award, (2) the Fair Market Value Price, on such date, of the Common Stock which would be acquired upon exercise of the Options; (3) the Strike Price (exercise price) of the Options; (4) the vesting schedule, if any; and (5) the expiration date, if any. (c) An Option Agreement may provide for the payment of the Strike Price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a fair market value equal to such Strike Price. Moreover, an Option Agreement may provide for a “cashless exercise” of the Option through procedures satisfactory to, and approved by and in the sole discretion of, the Committee. Generally, and without limiting the Committee’s absolute discretion, a “cashless exercise” will only be permitted at such times in which the shares underlying this Option are publicly traded. 7.4 Option Price. The Strike Price at which a share of Common Stock may be purchased upon exercise of an Option shall equal the Fair Market Value Price. 7.5 Exercise of Option. (a) The Option shall be exercisable cumulatively according to the vesting schedule, if any, set out in the Notice of Grant. If the Notice of Grant indicates that the Option is fully vested upon grant, such Option may be exercised at any time, subject to any other applicable restrictions. PAGE 7 (b) The Option may not be exercised for a fraction of a Common Stock. (c) In the event that the Optionee ceases to be an Employee or Consultant, the exercisability of this Option is governed by Sections 7.8 below, subject to the limitations contained in this Section 7.5. (d) In no event may the Option be exercised after the expiration date set forth in the Notice of Grant. (e) The Option shall be exercisable by written notice to the Company. The Exercise Notice shall state the number of Common Stock for which the Option is being exercised, and such other representations and agreements with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other authorized representative of the Company. The Exercise Notice shall be accompanied by payment of the Exercise Price, including payment of any applicable withholding tax. No Common Stock shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all relevant provisions of law and the requirements of any stock exchange upon which the shares may then be listed. Assuming such compliance, for income tax purposes the shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such shares. (f) The Option may not be exercised until the Plan has been approved by the Directors and, if required under applicable law and the Company’s governing documents, the stockholders of the Company. If the issuance of Common Stock upon such exercise or if the method of payment for such Common Stock would constitute a violation of any applicable federal or state securities or other law or regulation, then the Option may also not be exercised. The Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation before allowing the Option to be exercised. (g) Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the “Securities Act”), Optionee shall not sell or otherwise transfer any Common Stock or other securities of the Company during the 180 day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such shares. Notwithstanding the foregoing, the 180-day period may be extended for up to such number of additional days as is deemed necessary by the Company or the PAGE 8 Managing Underwriter to continue coverage by research analysts in accordance with NASD Rule 2711 or any successor rule. 7.6 Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash; (b) check; (c) with the consent of the Board, a full recourse promissory note bearing interest (at no less than such rate as is a market rate of interest and which then precludes the imputation of interest under the Code), payable upon such terms as may be prescribed by the Board and structured to comply with applicable laws; (d) with the consent of the Board, property of any kind which constitutes good and valuable consideration; (e) following any Public Offering, with the consent of the Board, delivery of a notice that the Optionee has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate Exercise Price; provided, that payment of such proceeds is then made to the Company upon settlement of such sale; or (f) with the consent of the Board, any combination of the foregoing methods of payment. 7.7 Stockholder Rights and Privileges. The Optionee will be entitled to all the privileges and rights of a stockholder only with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Optionee’s name. 7.8 Option Following Cessation of Services (a) If Optionee ceases to be an Employee or Consultant (other than by reason of Optionee’s death or disability), Optionee may exercise the Option until the expiration date set out in the Notice of Grant, to the extent the Option was vested on the date on which Optionee ceases to be an Employee or Consultant. To the extent that the Option is not vested on the date on which Optionee ceases to be an Employee or Consultant, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate. (b) If Optionee ceases to be an Employee or Consultant as a result of his or her death or disability, Optionee may exercise the Option to the extent the Option was vested at the date on which Optionee ceases to be an Employee or Consultant, but only within twelve (12) months from such date (and in no event later than the expiration date of the term of this Option as set forth in the Notice of Grant). To the extent that the Option is not vested at the date on which Optionee ceases to be an Employee or Consultant, or if Optionee does not PAGE 9 exercise such Option within the time specified herein, the Option shall terminate. Section 8. RECAPITALIZATION OR REORGANIZATION 8.1 No Effect on Board’s or Stockholders’ Power. The existence of the Plan and the Awards granted under the Plan will not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (1) any adjustment, recapitalization, reorganization, or other change in the Company’s capital structure or its business, (2) any merger, share exchange, or consolidation of the Company or any subsidiary, (3) any issue of debt or equity securities ranking senior to or affecting Common Stock or the rights of Common Stock, (4) the dissolution or liquidation of the Company or any subsidiary, (5) any sale, lease, exchange, or other disposition of all or any part of the Company’s assets or business, or (6) any other corporate act or proceeding. 8.2 Adjustment in the Event of Stock Subdivision, Consolidation, or Dividend. The shares with respect to which Options may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company will effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Option may thereafter be exercised (1) in the event of an increase in the number of outstanding shares, will be proportionately increased, and the purchase price per share will be proportionately reduced, and (2) in the event of a reduction in the number of outstanding shares, will be proportionately reduced, and the purchase price per share will be proportionately increased, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions. No fractional share resulting from such adjustment shall be issued under the Plan. 8.3 Adjustment in the Event of Recapitalization or Corporate Change. (a) If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a “recapitalization”), the number and class of shares of Common Stock covered by an Option theretofore granted will be adjusted so that such Option will thereafter cover the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Optionee had been the holder of record of the number of shares of Common Stock then covered by such Option. (b) If a Corporate Change occurs, then no later than (1) 10 days after the approval by the stockholders of the Company of a Corporate Change, other than a Corporate Change resulting from a person or entity acquiring or gaining ownership or control of more than 50% of the outstanding shares of the Company’s voting stock, or (2) 30 days after a Corporate Change resulting from a person or entity acquiring or gaining ownership or control of more than 50% of the outstanding shares of the Company’s voting stock, the Committee, acting in its sole discretion and without the consent or approval of any Optionee, will effect one or more of the following alternatives, which alternatives may vary among individual Optionees and which may vary among Options held by any individual Optionee: PAGE 10 (i) Accelerate the vesting of any Options (or any portion of any Option) then outstanding; (ii) Accelerate the time at which some or all of the Options (or any portion of the Options) then outstanding may be exercised so that such Options (or any portion of such Options) may be exercised for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Optionees under such Options will terminate; (iii) Require the mandatory surrender to the Company by selected Optionees of some or all of the outstanding Options (or any portion of such Options) held by such Optionees (irrespective of whether such Options (or any portion of such Options) are then vested or exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee will then cancel such Options (or any portion of such Options) and cause the Company to pay each Optionee an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares; (iv) Make such adjustments to Options (or any portion of such Options) then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to one or more Options (or any portion of such Options) then outstanding); or (v) Provide that the number and class of shares of Common Stock covered by an Option (or any portion of such Option) theretofore granted will be adjusted so that such Option will thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation, or sale of assets or dissolution if, immediately prior to such merger, consolidation, or sale of assets or dissolution, the Optionee had been the holder of record of the number of shares of Common Stock then covered by such Option. 8.4 Change of Control Value. For purposes of Section 8.3(b)(iii) above, the “Change of Control Value” will equal the amount determined in one of the following clauses, whichever is applicable: (a) The per share price offered to stockholders of the Company in any such merger, consolidation, sale of assets, or dissolution transaction; (b) The price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place; or (c) If such Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the PAGE 11 Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to stockholders of the Company in any transaction described in this Section 8.4 or in Section 8.3, above, consists of anything other than cash, the Committee will determine in its discretion the fair cash equivalent of the portion of the consideration offered that is other than cash. 8.5 Other Adjustments. In the event of changes in the outstanding Common Stock by reason of recapitalizations, mergers, consolidations, reorganizations, liquidations, combinations, split-ups, split-offs, spin-offs, exchanges, issuances of rights or warrants, or other relevant changes in capitalization or distributions to the holders of Common Stock occurring after the date of grant of any Award and not otherwise provided for by this Section, (1) such Award and any agreement evidencing such Award will be appropriately adjusted by the Committee as to the number and price of shares of Common Stock or other consideration subject to such Award, without changing the aggregate purchase price or value as to which outstanding Awards remain, and (2) the aggregate number of shares available under the Plan and the maximum number of shares that may be subject to Awards to any one individual will be appropriately adjusted by the Committee, whose determination will be conclusive and binding on all parties. 8.6 Stockholder Action. If any event giving rise to an adjustment provided for in this Section requires stockholder action, such adjustment will not be effective until such stockholder action has been taken. 8.7 Adjustment upon Certain External Valuation Events. (a) In the event that the External Valuation Price is less than the Strike Price of any previous Award, additional Options shall be granted to the Optionees in accordance with Section 8.7(b). If the External Valuation Price is greater than the Strike Price, there will be no adjustment. (b) Awards pursuant to this Section 8.7 shall grant a number of additional Options calculated as follows: the excess of the Strike Price over the External Valuation Price, divided by the External Valuation Price. 8.8 Section 409A, No non-compliant Awards or Adjustment(s). The Company intends that all Awards will be in strict compliance with the requirements of Section 409A of the Code, meaning that Awards will not give rise to a taxable event as of the date of grant. No adjustments or supplemental Awards shall be granted by the Committee that would subject an Award to income taxation pursuant to Section 409A. For the removal of doubt, no Options shall be granted that could be construed as being “in the money” as of the date of grant, meaning no economic benefit would be derived by an Optionee through the exercise of the options immediately after they are granted. Section 9. AMENDMENT AND TERMINATION OF THE PLAN 9.1 Termination of Plan. The Board in its discretion may terminate the PAGE 12 Plan at any time with respect to any shares of Common Stock for which Awards have not theretofore been granted. 9.2 Amendment of Plan. The Board will have the right to alter or amend the Plan or any part of the Plan from time to time; provided that no change in any Award theretofore granted may be made that would impair the rights of the Optionee without the consent of the Optionee; and provided, further, that the Board may not, without approval of the stockholders, amend the Plan to (1) increase the maximum aggregate number of shares that may be issued under the Plan, (2) change the class of individuals eligible to receive Awards under the Plan, or (3) otherwise modify the Plan in a manner that would require shareholder approval under applicable exchange rules and under the Code. Section 10. MISCELLANEOUS 10.1 No Right To An Award. Neither the adoption of the Plan nor any action of the Board or of the Committee will be deemed to give an Employee or Consultant any right to be granted an Option, or any other rights under the Plan except as may be evidenced by an Option Agreement or Notice of Grant, and then only to the extent and on the terms and conditions expressly set forth in such Agreement. 10.2 Unfunded Plan. The Plan will be unfunded. The Company will not be required to establish any special or separate fund or to make any other segregation of funds or assets to insure the payment of any Award. 10.3 No Employment/Consulting/Membership Rights Conferred. Nothing contained in the Plan will (1) confer upon any Employee or Consultant any right with respect to continuation of employment or of a consulting, advisory, or other non-common law relationship with the Company or any subsidiary or (2) interfere in any way with the right of the Company or any subsidiary to terminate any Employee’s employment or any Consultant’s consulting, advisory, or other non-common law relationship at any time. 10.4 Compliance with Other Laws. The Company will not be obligated to issue any Common Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules, or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel to the Company, there is no exemption from the registration requirements of such laws, rules, or regulations available for the issuance and sale of such shares. No fractional shares of Common Stock will be delivered, nor will any cash in lieu of fractional shares be paid. 10.5 Withholding. The Company will have the right to deduct or cause to be deducted in connection with all Awards any taxes required by law to be withheld and to require any payments required to satisfy applicable withholding obligations. 10.6 No Restriction on Corporate Action. Nothing contained in the Plan will be construed to prevent the Company or any subsidiary from taking any corporate action PAGE 13 that is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Consultant, beneficiary, or other person will have any claim against the Company or any subsidiary as a result of any such action. 10.7 Restrictions on Transfer. An Award will not be transferable otherwise than (1) by will or the laws of descent and distribution or (2) with the consent of the Committee. 10.8 Severability. If one or more provisions of the Plan are held to be unenforceable under applicable laws, then (i) such provision shall be excluded from this Plan, (ii) the balance of the Plan shall be interpreted as if such provision were so excluded and (iii) the balance of the Plant shall be enforceable in accordance with its terms. 10.9 Governing Law. The Plan will be construed in accordance with the laws of the state of Delaware. Acknowledged as of the date first above written: ATLIS MOTOR VEHICLES, INC. OPTIONEE By:______________________ By:______________________ Name:____________________ Name:____________________ Title:_____________________ Annie Pratt Chief Executive Officer Mark Hanchett ATLIS MOTOR VEHICLES, INC. NOTICE OF STOCK OPTION GRANT Pursuant to its Stock Option Plan, as amended from time to time (the “Plan”), Atlis Motor Vehicles, Inc. a Delaware corporation (the “Company”), grants to Annie Pratt (“Optionee”), an option to purchase a number of shares of the Company’s Common Stock as set forth in detail below pursuant to the terms and conditions of the Plan. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein. Optionee: Annie Pratt Date of Grant: August 24, 2021 Total Number of Shares Acquirable: 11,821,696 Fair Market Value of Shares on Date of Grant: $8.24 Strike Price: $8.24 Total Strike Price: $97,410,775.04 Vesting : - 5,671,696 options vest on 8/24/21 - 150,000 options vesting monthly on the first of the month starting 9/1/21 through 12/1/24 Expiration Date: January 1, 2100 Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof. Optionee specifically acknowledges that he or she has relinquished any and all rights, title or interest in any equity in the Company which may have been issued to him or her at any time prior to January 1, 2021. Optionee hereby accepts this Option subject to all of the terms and provisions of the Plan. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below. Acknowledged: ATLIS MOTOR VEHICLES, INC. THE OPTIONEE By:______________________ By:______________________ Name: Mark Hanchett Name: Annie Pratt Title: CEO ATLIS MOTOR VEHICLES INC. 1828 N Higley Rd. #116 MESA, Arizona, 85205 FORM OF ASSIGNMENT OF STOCK THIS ASSIGNMENT OF STOCK (this “Agreement”) is made and entered into as of 8/27/2021, by and between Atlis Motor Vehicles Inc. (“Assignor”) and Annie Pratt (“Assignee”). RECITALS WHEREAS, Assignor is the owner and holder of 5,671,695 shares of Class D common stock, par value $.0001 per share (the “Shares”), of Atlis Motor Vehicles Inc, a Delaware company (the “Company”); and WHEREAS, Assignor wishes to convey 5,671,695 Class D Shares (the “Conveyed Shares”) to Assignee. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows: 1. Recitals. The recitals contained hereinabove are acknowledged by the parties as being true and correct and are incorporated by reference herein. 2. Assignment. Assignor hereby assigns, sells, conveys, transfers and sets over unto Assignee, its successors and assigns, all right, title and interest of Assignor in and to the Conveyed Shares, free and clear of all liens, claims, charges and encumbrances, other than any encumbrances arising from security interests granted by Assignee to Assignor in connection with the conveyance of the Conveyed Shares, as more fully set forth herein. Assignor hereby represents and warrants to Assignee that (i) Assignor is the sole legal and beneficial owner of the Conveyed Shares, (ii) Assignor owns the Conveyed Shares free and clear of all liens, claims, charges and encumbrances, and (iii) Assignor has the full power and authority to assign, sell, convey, transfer and set over to Assignee all of Assignor’s right, title and interest in and to the Conveyed Shares, and no approval or consent of any person, court or other governmental authority or agency is required in connection with this Agreement. 3. General Provisions. (a) Entire Agreement. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and the transactions contemplated herein and supersedes all prior understandings and agreements (oral and written) of the parties with respect to the subject matter hereof. (b) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible. (c) Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona applicable to contracts made and to be performed in that State. Venue of any action arising out of this Agreement shall lie exclusively in Maricopa County, Arizona. (d) Further Actions. Assignor agrees to execute such addition documents, stock powers and letters of direction as may be necessary to effect the assignment contemplated hereby. {Signature Page to Follow} IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be duly executed as of the date first above written. ASSIGNOR: ASSIGNEE: Mark Hanchett, Chief Executive Officer, Director Annie Pratt, President, Director (jj; liilrr THURSDAY, JULY 30, 2020 Dear Benoit, ATLIS MOTOR VEHICLES is pleased to offer you the Full-Time position of Lead Engineer. The starting salary offered for this position is $140,000.00 per year, paid bi-weekly, every other Friday. Direct deposit is available. Your start date with ATLIS is on September 1, 2020 or later depending upon employment authorization. This offer will expire at 5:00pm on July 27, 2020. Stock Compensation: ATLIS offers unlimited paid vacation and sick leave. Prior to taking paid vacation and sick leave, please coordinate with your direct manager or supervisor to ensure that all relevant tasks and deliverables are appropriately re-assigned or completed prior to departure for your time off. ATLIS offers health, dental, and life insurance. ATLIS does not currently have a retirement plan. ATLIS is expected to begin offering retirement plans in 2021. Please note that your employment with the Company is for no specified period, and constitutes “at will” employment. As a result, you are free to resign at any time, for any reason or for no reason. Similarly, the Company is free to terminate its employment relationship with you at any time, with or without cause. On your first day of employment, you will be provided with additional information about the objectives and policies, benefit programs, and general employment conditions. To fulfill federal identification requirements, you should bring documentation to support your identity and eligibility to work in the United States. 30,000 common stock shares Stock shares will be vested over a period of 3 years 09/02/2021 - 10,000.00 shares issued 09/02/2022 - 10,000.00 shares issued 09/02/2023 - 10,000.00 shares issued A1rL.15 We are pleased to have you join the ATLIS ! If you have any questions, please do not hesitate to contact us at mark@atlismotorvehicles.com . We look forward to working with you in the future, and hope you will find your employment at ATLIS a rewarding experience. Offer Letter Acceptance I have read and accept this offer of employment: Benoit le Bourgeois 07/30/2020 Date Requested: Jul 21, 2020, 7:24 AM MST (Jul 21, 2020, 2:24 PM UTC) Tamica Sears (tamica@atlismotorvehicles.com) 2600:8800:1b00:28c:c408:722:8a99:99de Signed: Jul 30, 2020, 5:13 PM MST (Jul 31, 2020, 12:13 AM UTC) Benoit le Bourgeois (ben.le.bourgeois@icloud.com) 73.158.166.242 Benoit le Bourgeois Offer.pdf Document ID: b883eb38-d2c2-11ea-9732-028a18f6b0d8 PAGE 1 STOCK OPTION PLAN Of ATLIS MOTOR VEHICLES, INC. Dated and effective as of January 1, 2021 Section 1. PURPOSE 1.1 Purpose. The purpose of the Atlis Motor Vehicles, Inc. Stock Option Plan (the “Plan”) is to enable Atlis Motor Vehicles, Inc., a Delaware corporation (the “Company”), to better attract, retain, and incentivize key employees and/or consultants, through the potential to acquire equity ownership in the company on an ongoing basis. Section 2. DEFINITIONS 2.1 Definitions. Whenever the following capitalized words or phrases are used, the following definitions will be applicable throughout the Plan, unless specifically modified by any Section: (a) “1934 Act” means the Securities Exchange Act of 1934, as amended. (b) “Affiliate” means, with respect to any person, any other person directly or indirectly controlling, controlled by, or under common control with such other person. (c) “Award” means, individually or collectively, any Option. (d) “Board” means the board of directors of the Company. (e) “Change of Control Value” means the amount determined in accordance with Section 8.4. (f) “Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code will be deemed to include any amendments or successor provisions to such section and any regulations under such section. (g) “Committee” means a committee of the Board that is selected by the Board as provided in Section 4.1. (h) “Common Stock” means the common stock of the Company or any security into which such common stock may be changed by reason of any transaction or event of the type described in Section 8. (i) “Company” means Atlis Motor Vehicles, Inc., a Delaware corporation. PAGE 2 (j) “Consultant” means any person who is not an Employee and who is providing services to the Company or any Affiliate as an advisor, consultant, or other non-common law employee. (k) “Corporate Change” means either (i) the Company not continuing as the surviving entity in any merger, share exchange, or consolidation (or survives only as a subsidiary of an entity), (ii) within a 12 month period, the Company sells, leases, or exchanges, or agrees to sell, lease, or exchange, all or substantially all of its assets to any other person or entity, (iii) within a 12 month, period any person or entity, including a “group” as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company’s voting stock (based upon voting power), or (iv) at such time as the Company becomes a reporting company under the 1934 Act, as a result of or in connection with a contested election of Directors, the persons who were Directors of the Company before such election cease to constitute a majority of the Board; provided, however, that a Corporate Change will not include (A) any reorganization, merger, consolidation, sale, lease, exchange, or similar transaction, which involves solely the Company and one or more entities whollyowned, directly or indirectly, by the Company immediately prior to such event or (B) the consummation of any transaction or series of integrated transactions immediately following which the record holders of the voting stock of the Company immediately prior to such transaction or series of transactions continue to hold 50% or more of the voting stock (based upon voting power) of (1) any entity that owns, directly or indirectly, the stock of the Company, (2) any entity with which the Company has merged, or (3) any entity that owns an entity with which the Company has merged. (l) “Director” means (i) an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law who either is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date and (ii) for purposes of and relating to eligibility for the grant of an Award, an individual elected to the board of directors of any parent or subsidiary corporation (as defined in section 424 of the Code) of the Company. (m) “Employee or Consultant” means any person providing services to the Company as either an employee of or consultant to the Company or any subsidiary corporation (as defined in section 424 of the Code). (n) “External Valuation Event” means a capital raising or other event resulting in an independent valuation of the Company. (o) “External Valuation Price” means fair market value of a share of Common Stock, as determined in the External Valuation Event. (p) “Fair Market Value Price” means, as of any specified date, either the closing price of a share of Common Stock, if it is traded on the National Market System of the NASDAQ or a national securities exchange, or the closing crowd-funded price per share of Common Stock. (q) “Notice of Grant” means a written notification sent to the Optionee for each Award, outlining the main details of the Award. PAGE 3 (r) “Option” means an option to acquire one share of Common Stock, granted under this Plan. (s) “Optionee” means an Employee or Consultant who has been or is eligible to be granted an Award. (t) “Plan” means the Atlis Motor Vehicles, Inc. Stock Option Plan, as amended from time to time. (u) “Rule 16b-3” means SEC Rule 16b-3 promulgated under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation, or statute fulfilling the same or a similar function. (v) “Section 409A” means Section 409A of the Code. (w) “Strike Price” means the Fair Market Value Price, as determined as of the date of each Award, and is the Option exercise price. 2.2 Number and Gender. Wherever appropriate in the Plan, words used in the singular will be considered to include the plural, and words used in the plural will be considered to include the singular. The masculine gender, where appearing in the Plan, will be deemed to include the feminine gender. 2.3 Headings. The headings of Sections and Subsections in the Plan are included solely for convenience, and, if there is any conflict between such headings and the text of the Plan, the text will control. All references to Sections and Subsections are to this document unless otherwise indicated. Section 3. EFFECTIVE DATE AND DURATION OF THE PLAN 3.1 Effective Date. The Plan will become effective on the date above first written, after adoption of a duly authorized and executed resolution of the Board of Directors. 3.2 Duration of Plan. The Plan will remain in effect until all Options granted under the Plan have been exercised, forfeited, assumed, substituted, satisfied or expired. Section 4. ADMINISTRATION 4.1 Composition of Committee. The Plan will be administered by a committee of, and appointed by, the Board. In the absence of the Board’s appointment of such Committee to administer the Plan, the Board will serve as the Committee. Notwithstanding the foregoing, from and after the date upon which the Company becomes a “publicly held corporation” (as defined in section 162(m) of the Code and applicable interpretive authority under the Code), the Plan will be administered by a committee of, and appointed by, the Board that will be comprised solely of two or more outside Directors (within the meaning of the term “outside directors” as used in section 162(m) of the Code and applicable interpretive authority PAGE 4 under the Code and within the meaning of “Non-Employee Director” as defined in Rule 16b- 3). 4.2 Powers. Subject to the express provisions of the Plan, the Committee will have authority, in its discretion, to determine which Employees or Consultants will receive an Award, the time or times when such Award will be made, and the number of shares to be subject to each Option. In making such determinations, the Committee will take into account the nature of the services rendered by the respective Employees or Consultants, their present and potential contribution to the Company’s success, and such other factors as the Committee in its discretion will deem relevant. 4.3 Additional Powers. The Committee will have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, this will include the power (1) to construe the Plan and the respective agreements executed under the Plan, (2) to prescribe rules and regulations relating to the Plan, (3) to determine the terms, restrictions, and provisions of the agreement relating to each Award, and (4) to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any agreement relating to an Award in the manner and to the extent it will deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Section will be conclusive and binding on all persons. 4.4 Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or an Affiliate, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of this Plan. Members of the Committee and any officer or employee of the Company or an Affiliate acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination. Section 5. STOCK SUBJECT TO THE PLAN 5.1 Stock Offered. Subject to the limitations set forth in Section 5.2, the stock to be offered pursuant to the grant of an Award may be (1) authorized but unissued Common Stock or (2) previously issued and outstanding Common Stock reacquired by the Company. Any of such shares that remain unissued and are not subject to outstanding Awards at the termination of the Plan will cease to be subject to the Plan, but until termination of the Plan the Committee will at all times make available a sufficient number of shares to meet the requirements of the Plan. 5.2 Restrictions on Shares. Optionee hereby agrees that shares of Common Stock purchased upon the exercise of the Option shall be subject to such terms and conditions as the Board shall determine in its sole discretion, including, without limitation, restrictions on the transferability of shares, and a right of first refusal in favor of the Company with respect to permitted transfers of Shares. Such terms and conditions may, in the Board’s sole discretion, be contained in the exercise notice with respect to the Option or in such other PAGE 5 agreement as the Board shall determine and which the Optionee hereby agrees to enter into at the request of the Company. Section 6. GRANT OF AWARDS 6.1 Eligibility for Award. Awards may be granted only to persons who, at the time of grant, are Employees or Consultants. 6.2 Grant of Awards, Quarterly Issuance. (a) The Committee shall, as of the last day of each calendar quarter, or on the date of any equity event if during a quarter, grant Awards to one or more Employees or Consultants whom have been previously determined to be eligible for participation in the Plan in accordance with the provisions of Section 6.1. (b) The number of Options granted pursuant to a quarterly Award to a participating Optionee shall be equal to 30% of the cumulative cash compensation paid to the Employee or Consultant during the calendar quarter, or up to and including the date of any equity event if during a quarter, divided by the Fair Market Value Price on the last day of that quarter. (c) If an Employee or Consultant is no longer employed or otherwise providing services to the Company or an Affiliate as of the last day of a subject calendar quarter, no Award shall be made to such Employee or Consultant. (d) Discretionary or "True Up” Awards: At the sole discretion of the Committee, supplemental Award(s) may be granted to all Optionees in order to equalize discrepancies that may periodically arise between crowdfunding prices used to determine the amount of previous Awards versus prices determined through External Valuation Events. 6.3 Relinquishment of Prior Equity. All Optionees agree that entry into the plan, and any Award granted pursuant to this Plan, are both expressly conditioned upon the relinquishment, forfeiture, and cancellation of any and all right, title, or interest in any equity or common shares in the Company which were or may have been issued to them at any time prior to June 1, 2021, and agree unconditionally to hold the Company harmless with respect to the relinquishment, forfeiture, and cancellation of all such shares. At the sole discretion of the Committee, additional Award(s) may be granted as of the effective date of the Plan, in recognition of any relinquishment made by an Optionee pursuant to this Section 6.3. Section 7. STOCK OPTIONS 7.1 Option Period. The term of each Option will be as specified by the Committee at the date of grant. 7.2 Vesting. An Option will vest and/or be exercisable in whole or in part and at such times as determined by the Committee and set forth in the Notice of Grant. The Committee in its discretion may provide that an Option will be vested or exercisable upon (1) the attainment of one or more performance goals or targets established by the Committee, which are based on (i) the price of a share of Common Stock, (ii) the Company’s earnings per PAGE 6 share, (iii) the Company’s market share, (iv) the market share of a business unit of the Company designated by the Committee, (v) the Company’s sales, (vi) the sales of a business unit of the Company designated by the Committee, (vii) the net income (before or after taxes) of the Company or a business unit of the Company designated by the Committee, (viii) the cash flow return on investment of the Company or any business unit of the Company designated by the Committee, (ix) the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any business unit of the Company designated by the Committee, (x) the economic value added, or (xi) the return on stockholders’ equity achieved by the Company; (2) the Optionee’s continued employment as an Employee with the Company or continued service as a Consultant for a specified period of time; (3) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion; or (4) a combination of any of the foregoing. Each Option may, in the discretion of the Committee, have different provisions with respect to vesting and/or exercise of the Option. 7.3 Notice of Grant. (a) Each Award to an Optionee will be evidenced by a Notice of Grant in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time will approve. The terms and conditions of the Options and respective Notices of Grant need not be identical. Subject to the consent of the Optionee, the Committee may, in its sole discretion, amend an outstanding Notice of Grant from time to time in any manner that is not inconsistent with the provisions of the Plan (including, without limitation, an amendment that accelerates the time at which the Option, or a portion of the Option, may be exercisable). (b) The Notice of Grant will indicate, at a minimum, (1) the effective date of the Award, (2) the Fair Market Value Price, on such date, of the Common Stock which would be acquired upon exercise of the Options; (3) the Strike Price (exercise price) of the Options; (4) the vesting schedule, if any; and (5) the expiration date, if any. (c) An Option Agreement may provide for the payment of the Strike Price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a fair market value equal to such Strike Price. Moreover, an Option Agreement may provide for a “cashless exercise” of the Option through procedures satisfactory to, and approved by and in the sole discretion of, the Committee. Generally, and without limiting the Committee’s absolute discretion, a “cashless exercise” will only be permitted at such times in which the shares underlying this Option are publicly traded. 7.4 Option Price. The Strike Price at which a share of Common Stock may be purchased upon exercise of an Option shall equal the Fair Market Value Price. 7.5 Exercise of Option. (a) The Option shall be exercisable cumulatively according to the vesting schedule, if any, set out in the Notice of Grant. If the Notice of Grant indicates that the Option is fully vested upon grant, such Option may be exercised at any time, subject to any other applicable restrictions. PAGE 7 (b) The Option may not be exercised for a fraction of a Common Stock. (c) In the event that the Optionee ceases to be an Employee or Consultant, the exercisability of this Option is governed by Sections 7.8 below, subject to the limitations contained in this Section 7.5. (d) In no event may the Option be exercised after the expiration date set forth in the Notice of Grant. (e) The Option shall be exercisable by written notice to the Company. The Exercise Notice shall state the number of Common Stock for which the Option is being exercised, and such other representations and agreements with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other authorized representative of the Company. The Exercise Notice shall be accompanied by payment of the Exercise Price, including payment of any applicable withholding tax. No Common Stock shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all relevant provisions of law and the requirements of any stock exchange upon which the shares may then be listed. Assuming such compliance, for income tax purposes the shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such shares. (f) The Option may not be exercised until the Plan has been approved by the Directors and, if required under applicable law and the Company’s governing documents, the stockholders of the Company. If the issuance of Common Stock upon such exercise or if the method of payment for such Common Stock would constitute a violation of any applicable federal or state securities or other law or regulation, then the Option may also not be exercised. The Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation before allowing the Option to be exercised. (g) Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the “Securities Act”), Optionee shall not sell or otherwise transfer any Common Stock or other securities of the Company during the 180 day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such shares. Notwithstanding the foregoing, the 180-day period may be extended for up to such number of additional days as is deemed necessary by the Company or the PAGE 8 Managing Underwriter to continue coverage by research analysts in accordance with NASD Rule 2711 or any successor rule. 7.6 Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash; (b) check; (c) with the consent of the Board, a full recourse promissory note bearing interest (at no less than such rate as is a market rate of interest and which then precludes the imputation of interest under the Code), payable upon such terms as may be prescribed by the Board and structured to comply with applicable laws; (d) with the consent of the Board, property of any kind which constitutes good and valuable consideration; (e) following any Public Offering, with the consent of the Board, delivery of a notice that the Optionee has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate Exercise Price; provided, that payment of such proceeds is then made to the Company upon settlement of such sale; or (f) with the consent of the Board, any combination of the foregoing methods of payment. 7.7 Stockholder Rights and Privileges. The Optionee will be entitled to all the privileges and rights of a stockholder only with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Optionee’s name. 7.8 Option Following Cessation of Services (a) If Optionee ceases to be an Employee or Consultant (other than by reason of Optionee’s death or disability), Optionee may exercise the Option until the expiration date set out in the Notice of Grant, to the extent the Option was vested on the date on which Optionee ceases to be an Employee or Consultant. To the extent that the Option is not vested on the date on which Optionee ceases to be an Employee or Consultant, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate. (b) If Optionee ceases to be an Employee or Consultant as a result of his or her death or disability, Optionee may exercise the Option to the extent the Option was vested at the date on which Optionee ceases to be an Employee or Consultant, but only within twelve (12) months from such date (and in no event later than the expiration date of the term of this Option as set forth in the Notice of Grant). To the extent that the Option is not vested at the date on which Optionee ceases to be an Employee or Consultant, or if Optionee does not PAGE 9 exercise such Option within the time specified herein, the Option shall terminate. Section 8. RECAPITALIZATION OR REORGANIZATION 8.1 No Effect on Board’s or Stockholders’ Power. The existence of the Plan and the Awards granted under the Plan will not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (1) any adjustment, recapitalization, reorganization, or other change in the Company’s capital structure or its business, (2) any merger, share exchange, or consolidation of the Company or any subsidiary, (3) any issue of debt or equity securities ranking senior to or affecting Common Stock or the rights of Common Stock, (4) the dissolution or liquidation of the Company or any subsidiary, (5) any sale, lease, exchange, or other disposition of all or any part of the Company’s assets or business, or (6) any other corporate act or proceeding. 8.2 Adjustment in the Event of Stock Subdivision, Consolidation, or Dividend. The shares with respect to which Options may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company will effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Option may thereafter be exercised (1) in the event of an increase in the number of outstanding shares, will be proportionately increased, and the purchase price per share will be proportionately reduced, and (2) in the event of a reduction in the number of outstanding shares, will be proportionately reduced, and the purchase price per share will be proportionately increased, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions. No fractional share resulting from such adjustment shall be issued under the Plan. 8.3 Adjustment in the Event of Recapitalization or Corporate Change. (a) If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a “recapitalization”), the number and class of shares of Common Stock covered by an Option theretofore granted will be adjusted so that such Option will thereafter cover the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Optionee had been the holder of record of the number of shares of Common Stock then covered by such Option. (b) If a Corporate Change occurs, then no later than (1) 10 days after the approval by the stockholders of the Company of a Corporate Change, other than a Corporate Change resulting from a person or entity acquiring or gaining ownership or control of more than 50% of the outstanding shares of the Company’s voting stock, or (2) 30 days after a Corporate Change resulting from a person or entity acquiring or gaining ownership or control of more than 50% of the outstanding shares of the Company’s voting stock, the Committee, acting in its sole discretion and without the consent or approval of any Optionee, will effect one or more of the following alternatives, which alternatives may vary among individual Optionees and which may vary among Options held by any individual Optionee: PAGE 10 (i) Accelerate the vesting of any Options (or any portion of any Option) then outstanding; (ii) Accelerate the time at which some or all of the Options (or any portion of the Options) then outstanding may be exercised so that such Options (or any portion of such Options) may be exercised for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Optionees under such Options will terminate; (iii) Require the mandatory surrender to the Company by selected Optionees of some or all of the outstanding Options (or any portion of such Options) held by such Optionees (irrespective of whether such Options (or any portion of such Options) are then vested or exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee will then cancel such Options (or any portion of such Options) and cause the Company to pay each Optionee an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares; (iv) Make such adjustments to Options (or any portion of such Options) then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to one or more Options (or any portion of such Options) then outstanding); or (v) Provide that the number and class of shares of Common Stock covered by an Option (or any portion of such Option) theretofore granted will be adjusted so that such Option will thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation, or sale of assets or dissolution if, immediately prior to such merger, consolidation, or sale of assets or dissolution, the Optionee had been the holder of record of the number of shares of Common Stock then covered by such Option. 8.4 Change of Control Value. For purposes of Section 8.3(b)(iii) above, the “Change of Control Value” will equal the amount determined in one of the following clauses, whichever is applicable: (a) The per share price offered to stockholders of the Company in any such merger, consolidation, sale of assets, or dissolution transaction; (b) The price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place; or (c) If such Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the PAGE 11 Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to stockholders of the Company in any transaction described in this Section 8.4 or in Section 8.3, above, consists of anything other than cash, the Committee will determine in its discretion the fair cash equivalent of the portion of the consideration offered that is other than cash. 8.5 Other Adjustments. In the event of changes in the outstanding Common Stock by reason of recapitalizations, mergers, consolidations, reorganizations, liquidations, combinations, split-ups, split-offs, spin-offs, exchanges, issuances of rights or warrants, or other relevant changes in capitalization or distributions to the holders of Common Stock occurring after the date of grant of any Award and not otherwise provided for by this Section, (1) such Award and any agreement evidencing such Award will be appropriately adjusted by the Committee as to the number and price of shares of Common Stock or other consideration subject to such Award, without changing the aggregate purchase price or value as to which outstanding Awards remain, and (2) the aggregate number of shares available under the Plan and the maximum number of shares that may be subject to Awards to any one individual will be appropriately adjusted by the Committee, whose determination will be conclusive and binding on all parties. 8.6 Stockholder Action. If any event giving rise to an adjustment provided for in this Section requires stockholder action, such adjustment will not be effective until such stockholder action has been taken. 8.7 Adjustment upon Certain External Valuation Events. (a) In the event that the External Valuation Price is less than the Strike Price of any previous Award, additional Options shall be granted to the Optionees in accordance with Section 8.7(b). If the External Valuation Price is greater than the Strike Price, there will be no adjustment. (b) Awards pursuant to this Section 8.7 shall grant a number of additional Options calculated as follows: the excess of the Strike Price over the External Valuation Price, divided by the External Valuation Price. 8.8 Section 409A, No non-compliant Awards or Adjustment(s). The Company intends that all Awards will be in strict compliance with the requirements of Section 409A of the Code, meaning that Awards will not give rise to a taxable event as of the date of grant. No adjustments or supplemental Awards shall be granted by the Committee that would subject an Award to income taxation pursuant to Section 409A. For the removal of doubt, no Options shall be granted that could be construed as being “in the money” as of the date of grant, meaning no economic benefit would be derived by an Optionee through the exercise of the options immediately after they are granted. Section 9. AMENDMENT AND TERMINATION OF THE PLAN 9.1 Termination of Plan. The Board in its discretion may terminate the PAGE 12 Plan at any time with respect to any shares of Common Stock for which Awards have not theretofore been granted. 9.2 Amendment of Plan. The Board will have the right to alter or amend the Plan or any part of the Plan from time to time; provided that no change in any Award theretofore granted may be made that would impair the rights of the Optionee without the consent of the Optionee; and provided, further, that the Board may not, without approval of the stockholders, amend the Plan to (1) increase the maximum aggregate number of shares that may be issued under the Plan, (2) change the class of individuals eligible to receive Awards under the Plan, or (3) otherwise modify the Plan in a manner that would require shareholder approval under applicable exchange rules and under the Code. Section 10. MISCELLANEOUS 10.1 No Right To An Award. Neither the adoption of the Plan nor any action of the Board or of the Committee will be deemed to give an Employee or Consultant any right to be granted an Option, or any other rights under the Plan except as may be evidenced by an Option Agreement or Notice of Grant, and then only to the extent and on the terms and conditions expressly set forth in such Agreement. 10.2 Unfunded Plan. The Plan will be unfunded. The Company will not be required to establish any special or separate fund or to make any other segregation of funds or assets to insure the payment of any Award. 10.3 No Employment/Consulting/Membership Rights Conferred. Nothing contained in the Plan will (1) confer upon any Employee or Consultant any right with respect to continuation of employment or of a consulting, advisory, or other non-common law relationship with the Company or any subsidiary or (2) interfere in any way with the right of the Company or any subsidiary to terminate any Employee’s employment or any Consultant’s consulting, advisory, or other non-common law relationship at any time. 10.4 Compliance with Other Laws. The Company will not be obligated to issue any Common Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules, or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel to the Company, there is no exemption from the registration requirements of such laws, rules, or regulations available for the issuance and sale of such shares. No fractional shares of Common Stock will be delivered, nor will any cash in lieu of fractional shares be paid. 10.5 Withholding. The Company will have the right to deduct or cause to be deducted in connection with all Awards any taxes required by law to be withheld and to require any payments required to satisfy applicable withholding obligations. 10.6 No Restriction on Corporate Action. Nothing contained in the Plan will be construed to prevent the Company or any subsidiary from taking any corporate action PAGE 13 that is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Consultant, beneficiary, or other person will have any claim against the Company or any subsidiary as a result of any such action. 10.7 Restrictions on Transfer. An Award will not be transferable otherwise than (1) by will or the laws of descent and distribution or (2) with the consent of the Committee. 10.8 Severability. If one or more provisions of the Plan are held to be unenforceable under applicable laws, then (i) such provision shall be excluded from this Plan, (ii) the balance of the Plan shall be interpreted as if such provision were so excluded and (iii) the balance of the Plant shall be enforceable in accordance with its terms. 10.9 Governing Law. The Plan will be construed in accordance with the laws of the state of Delaware. Acknowledged as of the date first above written: ATLIS MOTOR VEHICLES, INC. OPTIONEE By:______________________ By:______________________ Name:____________________ Name:____________________ Title:_____________________ Annie Pratt President ATLIS MOTOR VEHICLES, INC. NOTICE OF STOCK OPTION GRANT Pursuant to its Stock Option Plan, as amended from time to time (the “Plan”), Atlis Motor Vehicles, Inc. a Delaware corporation (the “Company”), grants to Benoit Le Bourgeois (“Optionee”), an option to purchase a number of shares of the Company’s Common Stock as set forth in detail below pursuant to the terms and conditions of the Plan. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein. Optionee: Benoit Le Bourgeois Date of Grant: August 24, 2021 Total Number of Shares Acquirable: 465,741 Fair Market Value of Shares on Date of Grant: $8.24 Strike Price: $8.24 Total Strike Price: $3,837,704.01 Vesting : o 8/24/21 – 12,763 options o 9/2/21 – 56,622 options o 9/2/22 – 56,622 options o 9/2/23 – 113,244 options o 9/2/24 – 226,489 options Expiration Date: January 1, 2100 Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof. Optionee specifically acknowledges that he or she has relinquished any and all rights, title or interest in any equity in the Company which may have been issued to him or her at any time prior to January 1, 2021. Optionee hereby accepts this Option subject to all of the terms and provisions of the Plan. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below. Acknowledged: ATLIS MOTOR VEHICLES, INC. THE OPTIONEE By:______________________ By:______________________ Name: Annie Pratt Name: Benoit Le Bourgeois Title: President 1828 N. Higley Rd., Suite 116, Mesa, AZ 8S20S August 24, 2021 Dear Roger, ATLIS Motor Vehicles is pleased to offer you the position of Vice President of Vehicle Engineering reporting to Mark Hanchett, CEO & Founder. The starting salary offered for this position is $180,000 annually paid bi-weekly every other Friday. Direct Deposit is available. Your start date with ATLIS is Se~!e,'lleer 7, 2021. This offer will expire at 5:00 pm on Tuesday, September 1, m 2021. t-o be aa!U.d. Ill. ~ept-e~ber, 2o2l. -r To encourage employee retention and to incentivize productive employees, we will also grant you incent ive-based stock options that vest on a rolling basis as part of the Atlis Stock Option Plan. Your incentive-based Stock Opt ion Compensation: • 84,000 class A common stock options • Stock options will be vested over a period of 4 years o 9/01/2022 - 12,000.00 options issued o 9/01/2023 - 12,000.00 options issued o 9/01/2024 - 24,000.00 options issued o 9/01/2024 -36,000.00 options issued Atlis will also reimburse up to $10,000 in relocation expenses when you move to the Mesa, AZ. area within the first year of starting your employment. ATLIS offers unlimited paid vacation and sick leave. Prior to taking paid vacation and sick leave, please coordinate with your direct manager or supervisor to ensure that all relevant tasks and deliverables are appropriately re-assigned or completed prior to departure for your time off. ATLIS a so offers health, dental, vision, 40l(k), STD, LTD, and life insurance. Please note that your employment with Company is for no specified period and const itutes "at will" employment. As a result, you are free to resign at any time, for any reason or for no reason. Similarly, the Company is free to terminate its employment relationship with you at any time, with or without cause. On your first day of employment, you will be provided with additional information about lhe objectives and policies, benefit programs, and general employment conditions. To fulfill federal identification requirements, you should bring documentation to support your identity and eligibility to work in the United States. We are pleased to have you join ATUSI If you have anv questions, please do not hesitate to contact us at annie@atlismotorvehicles.com. Annie Pratt President Offer Name ff·50·21 Date